UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2016

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-37686 (Commission File Number)	98-1209416 (I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited

94 Solaris Avenue, Camana Bay

Grand Cayman KY1-1108

Cayman Islands
(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On October 7, 2016, BeiGene, Ltd. (the “Company”) issued a press release announcing updated clinical data from its BGB-3111 clinical trial that was presented at the 9th International Workshop on Waldenström’s Macroglobulinemia and Symposium on Advances in Multiple Myeloma held in Amsterdam, The Netherlands on October 7, 2016.  A copy of the press release is furnished as Exhibit 99.1 hereto and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01              Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press Release issued on October 7, 2016, furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: October 7, 2016	By:	/s/ Howard Liang
	Name:	Howard Liang
	Title:	Chief Financial Officer and Chief Strategy Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued on October 7, 2016, furnished herewith